                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant To Section 14(A) Of
                      The Securities Exchange Act Of 1934

  Filed by the Registrant[X]
  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

  [ ]   Preliminary Proxy Statement
  [ ]   Confidential, for Use of the Commissions Only (as permitted by Rule
            14a-6(e)(2))
  [X]   Definitive Proxy Statement
  [ ]   Definitive Additional Materials
  [ ]   Soliciting Material Pursuant to ss.240.14a-12

                           CVD EQUIPMENT CORPORATION
                   (Name of Registrant as Specified in its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

  Payment of filing fee (Check the appropriate box):

  [X]  No fee required

  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and
         0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4) Proposed maximum aggregate value of transaction
       (5) Total fee paid:

  [ ]   Fee paid previously with preliminary materials.

  [ ]   Check box if any part of the fee is offset as provided by Exchange Act
  Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

       (1) Amount previously paid:
       (2) Form, Schedule or registration Statement No.:
       (3) Filing Party:
       (4) Date Filed:

                           CVD EQUIPMENT CORPORATION
                              1860 Smithtown Ave.
                           Ronkonkoma, New York 11779

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 13, 2005

  Dear Stockholders:

  The 2005 Annual Meeting of Stockholders of CVD Equipment Corporation (the "Company") will be held at 10:00A.M., Eastern Daylight Savings Time on September 13, 2005 at the Company's headquarters located at 1860 Smithtown Avenue, Ronkonkoma, New York 11779. At the meeting, you will be asked to vote on:

       1. The election of five directors to the Board of Directors of the Company to serve until the 2006 Annual Meeting of Stockholders;

       2. The approval of the selection of Moore Stephens, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2005; and

       3. The transaction of such other and further business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed July 15, 2005 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on July 15, 2005 are entitled to notice of, and to vote at, the meeting.

  Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope.

  The foregoing items of business are more fully described in the accompanying Proxy Statement.


                       By Order of the Board of Directors

                          /s/  Leonard A. Rosenbaum

                          Leonard A. Rosenbaum
                          Chairman and Chief Executive Officer

  ____________________
  Ronkonkoma, New York

                               TABLE OF CONTENTS


                                                                         Page

  VOTING PROCEDURES AND SOLICITATION                                       1

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT           3

  MANAGEMENT                                                               4

  EXECUTIVE COMPENSATION                                                   7

  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE                            8

  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                           9

  PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION             9

  PROPOSAL 2: APPROVAL OF THE SELECTION OF THE INDEPENDENT REGISTERED
  ACCOUNTANT FIRM                                                          9

  REPORT OF THE AUDIT COMMITTEE                                           11

  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING                           12

  OTHER MATTERS                                                           12

  DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT                            13

                           CVD EQUIPMENT CORPORATION
                             1860 Smithtown Avenue
                           Ronkonkoma, New York 11779

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                               September 13, 2005

                                  INTRODUCTION

  This proxy statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors of CVD Equipment Corporation, a New York corporation (the "Company"), of proxies for use at the 2005 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's headquarters at 1860 Smithtown Avenue, Ronkonkoma, New York 11779 at 10:00 A.M. Eastern Daylight Savings time, on September 13, 2005, or at any adjournment or postponement thereof, for the purpose set forth in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying proxy card is first being mailed to stockholders entitled to vote at the Annual Meeting on or about August 12, 2005.


                       VOTING PROCEDURES AND SOLICITATION

  YOUR VOTE IS IMPORTANT

  Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card. Your prompt voting may save the Company the expense of the following up with a second mailing. A return envelope (postage paid if mailed in the United States) is enclosed for that purpose.

  METHODS OF VOTING

  You may vote by signing and returning the enclosed proxy card or by voting in person at the meeting. If you send in a proxy card, and also attend the meeting in person, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary at the meeting that you wish to vote in person.

  REVOKING A PROXY

  You may revoke your proxy by:

       o    Signing and returning another proxy card at a later date;

       o Sending written notice of revocation to the attention of the Corporate Secretary at the Company's offices, located at 1860 Smithtown Avenue, Ronkonkoma, NY 11779; or

       o Informing the Corporate Secretary and voting in person at the meeting
       To be effective, a later-dated proxy or written revocation must arrive at the Company's corporate offices before the start of the meeting.

  PROXY SOLICITATION

  The enclosed proxy card is being solicited on behalf of the Board of Directors. The Company will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, the Company's directors, officers and employees may solicit proxies by telephone or fax. The Company has requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of the Company stock. No additional compensation will be paid for such solicitation.

  HOW PROXY CARDS ARE VOTED

  The proxy holders named on the proxy card are Leonard A. Rosenbaum, the Company's Chairman and Chief Executive Officer, and Glen R. Charles the Company's Chief Financial Officer and Secretary. The proxy holders will vote shares according to the stockholder instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares "FOR" the election of the director nominees listed on the card; "FOR" the selection of Moore Stephens, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2005; and in their discretion, on any other business that may properly come before the meeting.

  BROKER NON-VOTES

  A broker no-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner. Broker non-votes count for quorum purposes but not for voting purposes.

  QUORUM AND VOTES REQUIRED

  A majority of the outstanding shares of common stock entitled to vote represented at the Annual Meeting in person or by proxy constitute a quorum. Only votes "FOR" or "AGAINST" a proposal count. Abstentions and broker non-votes will count towards the quorum but not for voting purposes.

  Directors are elected by a plurality of the votes cast, so the five nominees receiving the most votes will be elected. Stockholders who do not wish to vote for one or more of the individual nominees may withhold authority as directed in the proxy card.

  The proposal to approve the selection of Moore Stephens, P.C. as the independent registered accounting firm for the year ending December 31, 2005 requires the affirmative vote of the holders of a majority of shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote.

  VOTING RIGHTS, SHARES OUTSTANDING AND VOTES PER SHARE

  Holders of common stock at the close of business on the record date of July 15, 2005 are entitled to vote at the meeting.

  As of the close of business on July 15, 2005, there were 3,119,800 shares of common stock outstanding.

  Each share of common stock is entitled to one vote.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of July 20, 2005, Information Regarding The Beneficial Ownership of the Company common stock by (a) each person who is known to the Company to be the owner of more than five percent of the Company common stock, (b) each of the Company directors, (c) each of the named executive officers, and (d) all directors and executive officers and executive employees as a group.

                                               Amounts and Nature of       Percent of Class
  Name and Address of Beneficial Owner         Beneficial Ownership (1)         (%)
  -----------------------------------------    ------------------------    ----------------
  Leonard A. Rosenbaum                            1,315,450 (2)                42.2
  Alan H. Temple Jr.                                211,000 (3)                 6.8
  Martin J. Teitelbaum                               41,000 (4)                 1.3
  Conrad Gunther                                     15,000 (5)                  *
  Bruce Swan                                          5,000 (6)                  *
  All directors and executive officers and
  executive employees as a group (five (5)
  persons)                                        1,587,450                    51.0
  __________________________________________________________________

  * less than 1% of the outstanding common stock or less than 1% of the voting power

  (1) All of such shares are owned directly with sole voting and investment power, unless otherwise noted below.

  (2) Includes 15,000 shares of common stock underlying exercisable options which are currently exercisable options, but does not include 10,000 shares common stock which are not currently exercisable.

  (3) Includes an aggregate of 21,000 shares held by Mr. Temple's wife, as to which he disclaims beneficial ownership, 15,000 shares of common stock underlying exercisable options, but does not include 10,000 shares of common stock underlying options which are not currently exercisable.

  (4) Includes 2,000 shares held by Mr. Teitelbaum's wife as to which he disclaims beneficial ownership and
      15,000 shares of common stock underlying exercisable options, but does not include 10,000 shares of common stock underlying options which are not currently exercisable.

  (5) Includes 15,000 shares of common stock underlying exercisable options, but does not include 10,000 shares of common stock underlying options which are not currently exercisable.

  (6) Includes 5,000 shares of the Company common stock underlying exercisable options, but does not include 10,000 shares of common stock underlying options which are not currently exercisable.

                                   MANAGEMENT

  Set forth below is information concerning the Company executive officers and directors as of July 20, 2005.

  Name                    Age     Position(s) with the Company
  --------------------    ----    --------------------------------------------
  Leonard A. Rosenbaum     59     Director, Chief Executive Officer, President
  Alan H. Temple Jr.       71     Director
  Martin J. Teitelbaum     55     Director, Assistant Secretary
  Conrad Gunther           58     Director
  Bruce T. Swan            72     Director
  Glen R. Charles          51     Chief Financial Officer, Secretary

  Leonard Rosenbaum
  Leonard Rosenbaum founded the Company in 1982 and has served as President, Chief Executive Officer and as a member the Board of Directors since that date. From 1971 until the time of his affiliation with the Company in 1982, Mr. Rosenbaum was President, Director and principal stockholder of Nav-Tec Industries, a manufacturer of semiconductor processing equipment similar to the type of equipment presently manufactured by the Company. From 1966 to 1971, Mr. Rosenbaum was employed by a division of General Instrument, a manufacturer of semiconductor materials and equipment.

  Alan H. Temple Jr.

  Alan H. Temple Jr. has been a member of the Board of Directors since 1987. Mr. Temple earned an MBA at Harvard University and has been the President of Harrison Homes Inc, a building and consulting firm located in Pittsford, New York since 1977.

  Martin J. Teitelbaum

  Mr. Teitelbaum has been a member of the Board of Directors since 1985. Martin Teitelbaum is an attorney, who since 1988, has conducted his own private practice, the Law Offices of Martin J. Teitelbaum. Prior to establishing his own firm, from 1977 to 1987, Mr. Teitelbaum was a partner in the law firm of Guberman and Teitelbaum. Mr. Teitelbaum became a member of the Board of Directors for the Company in 1985. He is presently the Assistant Secretary of the Company, a position Mr. Teitelbaum also held from 1986 to 1998. Mr. Teitelbaum serves as general counsel to the Company.

  Conrad Gunther

  Conrad Gunther has been a member of the Board of Directors since 2000. Mr. Gunther has extensive experience in mergers and acquisitions and raising capital through both public and private means. He also has significant experience in executive management in the banking industry as well as serving on the Board of Directors of Reliance Bancorp, Childrobics and GVC Venture Corp., all public companies. For the past five years, Mr. Gunther has been the President of E-Billsolutions, a company that provides credit card processing to Internet, mail order and telephone order merchants.

  Bruce T. Swan

  Bruce Swan has been a member of the Board of Directors since 2003. Mr. Swan has extensive banking, export and international credit experience. Mr. Swan has held the positions of Deputy Manager at Brown Brothers Harriman and Co., Assistant Treasurer at Standard Brands Incorporated, Assistant Treasurer at

  Monsanto Corporation, Vice President and Treasurer at AM International Inc. and President and Founder of Export Acceptance Company. Mr. Swan received his MBA from Harvard University and is a former adjunct faculty member of New York University's Stern School of Business
  Administration.

  Glen R. Charles

  Mr. Charles has been the Chief Financial Officer and Secretary of the Company since January 2004. From 2002 until he joined the Company, he was the Director of Financial Reporting for Jennifer Convertibles Inc., the owner and licensor of the largest group of sofabed specialty retail stores in the United States. From 1994 to 2002, he was the Chief Financial Officer of Trans Global Services, Inc., a provider of temporary technical services to the aerospace, aircraft, electronics and telecommunications markets. Mr. Charles has also had his own business in the private practice of accounting.

  THE BOARD AND ITS COMMITTEES

  Board of Directors

  The Company's Certificate of Incorporation and Bylaws provide for its business to be managed by or under the direction of the Board of Directors. Under the Company's Certificate of Incorporation and Bylaws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of five members. Directors are elected for a period of one year and thereafter serve, subject to the Bylaws, until the next annual meeting at which their successors are duly elected by the stockholders.

  Committees and Meetings

  Directors are elected at the Annual Meeting of Stockholders and hold office until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

  The Board of Directors held five meetings during the 2004 fiscal year. All of the directors attended at least 75% of the meetings of the Board of Directors and of committees on which they served. While we encourage all members of the Board of Directors to attend annual meetings of stockholders, there is not formal policy as to their attendance. At last year's annual meeting of stockholders, each of the five members at that time attended the meeting.

  Stock Option Committee.    The Board of Directors serves as the Stock Option
  Committee. The committee has broad discretion in determining the persons to whom stock options are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. Leonard Rosenbaum, the Company's President and Chief Executive Officer abstains from any matters involving his stock options.

  Compensation Committee. The Board of Directors served as the Compensation and Option Committee for the Company until October 21, 2004, at which time the Board formed a Compensation Committee, which currently consists of Alan
  H. Temple Jr., Conrad J. Gunther, Bruce T. Swan and Martin J. Teitelbaum. There were no meetings held by the Compensation Committee in 2004. The Compensation Committee reviews, approves and makes recommendations regarding the Company compensation policies, practices and procedures. All of the members of the Compensation Committee qualify as independent under the rules of the American Stock Exchange.

  Audit Committee.   The Audit Committee consists of Conrad Gunther, Alan H.
  Temple Jr., Bruce T. Swan and Martin J. Teitelbaum. During the fiscal year ended December 31, 2004, the Audit Committee held five meetings. The Audit Committee is empowered to retain and terminate the services of the Company independent public accountants and review the independence of such public accounting firm. The Audit Committee also reviews financial statements, the scope and results of annual audits and the audit and non audit fees of the independent public accountants. Furthermore, the committee reviews the adequacy of the Company internal controls and procedures, the structure of the Company financial organization and the implementation of the Company financial and accounting policies. All of the members of the Audit Committee qualify as independent under the rules of the Securities and Exchange Commission and the American Stock Exchange. The Board has determined that Conrad Gunther is an audit committee financial expert, as such term is defined under the rules of the Securities and Exchange Commission. A copy of the Audit Committee Charter, is attached as Appendix A.

  Nominating Governance and Compliance Committee. The Nominating Governance and Compliance Committee consists of Bruce T. Swan, Conrad J. Gunther, Martin J. Teitelbaum and Alan H. Temple Jr. This Committee's role is to make recommendations to the full Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to particular nominees. All members of the Nominating, Governance and Compliance Committee currently qualify as independent under the rules of the American Stock Exchange. The Committee did not hold any meetings during the fiscal year 2004.

  The Nominating, Governance and Compliance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Governance and Compliance Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. Candidates recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2006 Annual Meeting of Stockholders, he or she must submit nominations in accordance with the procedures set forth in "Stockholder Proposals For Next Annual Meeting." If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Governance and Compliance Committee, he or she should submit any pertinent information regarding the candidate to the members of the Nominating Governance and Compliance Committee by mail at 1860 Smithtown Ave., Ronkonkoma, New York 11779.

  A copy of the Nominating Governance and Compliance Committee Charter can be found on the Company's website at www.cvdequipment.com.

  Code of  Ethics

  The Board of Directors has adopted a Corporate Code of Conduct and Ethics which applies to all directors, officers and employees, including the Company principal executive officer and principal financial officer. A copy of the Code of Ethics can be found on the Company's website at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company's address to the attention of the Corporate Secretary.

  Legal Proceedings

  On September 24, 1999 the Company was named in a lawsuit filed by Precisionflow Technologies, Inc., in the United States District for the Northern District of New York. The nature of this legal proceeding focused on a purported comment made by the Company's President Leonard Rosenbaum concerning the intellectual property obtained in the purchase of assets of Stainless Design Corporation. On November 10, 1999, the Company responded with a counterclaim for unauthorized use of the Company intellectual property. It is the Company's belief that this lawsuit has no merit as the comments made by Leonard Rosenbaum were truthful and that the Company counter-suit will be successful as the Company has valid copyrights that were utilized without the Company authorization. The plaintiff is seeking monetary damages and injunctive relief, however, the Company considers its potential exposure to be negligible and covered by insurance. Further, the claim against the

  Company does not assert any ownership claim over the Company intellectual property. Therefore, we do not anticipate any impact above the levels already being experienced. The Company is also seeking monetary damages and injunctive relief in its counter-suit. All pre-trial disclosure has been completed and the case is currently pending decisions on motions and cross motions for summary judgement. No trial date has been set.

  In May 2002, the Company instituted a new action against Precisionflow Technologies, Inc., in the United States District for the Northern District of New York also seeking injunctive relief and monetary damages based upon additional copyright violations. A motion by Precisionflow Technologies, Inc. to dismiss this action has been pending since June 2002.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table
                           --------------------------

  The following table sets forth compensation paid for the years ending December 31, 2004, 2003 and 2002, or such shorter period as such employees were employed by the Company, to those persons who were either (a) the chief executive officer as of December 31, 2004 or (b) one of the Company four other most highly compensated executive officers or executive employees as of December 31, 2004 whose total annual salary and other compensation exceeded $100,000.

                              Annual Compensation       Long -term Compensation
                                                          Awards       Payouts
                                                              Securities
  Name and principal                                          Underlying
  position                  Year   Salary    Bonus            options/
  --------------------      ----  --------  --------          --------
                              $      $         $                 #
  Leonard A. Rosenbaum      2004   162,742                     15,000(1)
  President and Chief       2003   165,645
  Executive Officer         2002   165,478   20,000

  Glen R. Charles           2004   105,269
  Secretary and Chief       2003
  Financial Officer         2002
  ________________

  (1) On September 23, 2003, Mr. Rosenbaum was granted options to purchase 15,000 shares of our common stock at $1.40 per share.

  The company is the owner of a life insurance policy on the life of Leonard Rosenbaum in the amount of $2,000,000, of which the Company is the sole beneficiary.

  Aggregated Option Exercises in Last Year and Year End Option Values

  The following table provides information regarding the exercise of options by each of the named executive officers during the 2004 year. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2004 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the common stock.

                                                  Number of Securities            Value of Unexercised In-the
                                               Underlying Unexercised             Money Options at December
                                                  Options at December                  31, 2004 ($) (1)
                                                        31, 2004 (%)
                     Shares      Value
                Acquired on      Realized
  Name          Exercise ($)      ($)       Exercisable   %    Unexercisable   %    Exercisable   Unexercisable
  -----------   --------------   --------   -----------  ---   -------------  ---   -----------   -------------
  Leonard A.
  Rosenbaum      N/A              N/A         15,000     5.1      10,000      17.0      0
  (2)

  (1) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company common stock of $1.37, the closing sale price per share of the Company common stock as reported on the American Stock Exchange on December 31, 2004, less the exercise price of each option.
  (2) Includes 10,000 options granted on August 1, 2000 at an exercise price of $2.00 per share and 15,000 options granted on September 23, 2003 at an exercise price of $1.40 per share.

  Director Compensation

  Directors of the Company are not regularly compensated for being on the Board of Directors. However, during the fiscal year ending December 31, 2000, non-qualified options to purchase 10,000 shares of the Company's common stock were issued to each of Messrs. Rosenbaum, Temple, Teitelbaum and Gunther. These options were issued to the directors on August 1, 2000 at a grant price equal to the then current market price of $2.00. On September 23, 2003, non-qualified options to purchase 15,000 shares of the Company's common stock were issued to each of Messrs. Rosenbaum, Temple, Teitelbaum, Gunther and Swan at a grant price equal to the then current market price of $1.40. These options become exercisable as to 33.3 % of the underlying shares every year on the anniversary of the date of grant commencing on the first anniversary thereof.

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the American Stock Exchange. In addition Reporting Persons are required to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely upon the review of the copies of the forms received by the Company, and upon representations received by the Company from such Reporting Persons, all Reporting Persons are currently in compliance with applicable Section 16(a) reporting requirements, except for a late Form 3 filed by Glen Charles on June 22, 2005; a late Form 3 and Form 4 filed by Conrad Gunther on July 6, 2005; a late Form 4 filed by Martin J. Teitelbaum on July 6, 2005; a late Form 3 and Form 4 filed by Bruce T. Swan on July 12, 2005.

  Compensation Committee Interlocks and Insider Participation

  The Board of Directors served as the Compensation and Option Committee for the Company until October 21, 2004, at which time the Board formed a Compensation Committee consisting of Alan H. Temple Jr., Conrad J. Gunther, Bruce T. Swan and Martin J. Teitelbaum. Until October 21, 2004, Leonard Rosenbaum, the Company's Chief Executive Officer and President, abstained from any matters involving his executive compensation. None of the Company's officers or employees serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  None.

          PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

  At the time of the Annual Meeting, the Board of Directors will consist of five incumbent members who are seeking to be elected at the meeting to serve until the next annual meeting or special meeting of stockholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified. The accompanying proxy card will be voted in favor of the following persons to serve as directors, unless the stockholder indicates to the contrary on the proxy card. Each of the nominees is currently one of the Company's directors.

  The board of Directors has nominated Leonard A. Rosenbaum, Alan H. Temple Jr., Martin J. Teitelbaum, Conrad Gunther and Bruce T. Swan for election as the Company's directors.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE FIVE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS IN THIS PROXY STATEMENT.

        PROPOSAL 2: SELECTION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

  The Audit Committee has appointed Moore Stephens P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2005. The submission of the appointment of Moore Stephens P.C. is not required by law or by the Company's Bylaws. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If the stockholders do not approve the appointment, the selection of other independent public accountants will be considered by the Audit Committee.
  If Moore Stephens P.C. shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Audit Committee will appoint other independent public accountants.


  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 2 TO APPROVE THE SELECTION OF MOORE STEPHENS, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2005.

  INDEPENDENT PUBLIC ACCOUNTANTS

  Based solely on a determination to discontinue providing audit services to all of its SEC registrants, Albrecht, Viggiano, Zureck and Company, P.C. ("Albrecht, Viggiano") resigned, as of December 21, 2004, as our independent public accountants.

  The Company's financial statements for the year ended December 31, 2003 were audited by Albrecht, Viggiano, whose report on such financial statements did not include any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Albrecht, Viggiano during the year ended December 31, 2003 or during the period subsequent to December 31, 2003 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Albrecht, Viggiano, would have caused them to make reference to the subject matter of the disagreement in connection with its report, and there were no "reportable events" as that term is defined in
  Item 304 (a) (1) (v) of Regulation S-K promulgated by the SEC.

  The Audit Committee engaged Moore Stephens, P.C. as the company's new independent public accountants for fiscal 2004. The engagement was formalized on December 21, 2004.

  There have been no consultations with Moore Stephens, P.C. during the two most recent fiscal years and any subsequent interim period prior to its engagement as the Company's new independent public accountants.

  Audit and Non-Audit Fees

  The following presents fees for professional audit services rendered by Moore Stephens for the audit of the Company's financial statements for the year ended December 31, 2004 and the fees for professional audit and review services rendered by Albrecht, Viggiano, Zureck and Company, P.C. for December 31, 2004 and December 31, 2003 and fees billed for other services rendered by Albrecht, Viggiano, Zureck and Company, P.C. during those periods

  Audit Fees

  The aggregate fees billed by Moore Stephens in respect of fiscal 2004 for audit work performed in the preparation and review of the Company's annual financial statements was $67,000. The aggregate fees billed by Albrecht, Viggiano, Zureck and Company, P.C. in the review of financial statements included in the Company's quarterly reports filed with the Securities and Exchange Commission for 2004 was $11,250. The aggregate fees billed by Albrecht, Viggiano, Zureck and Company, P.C. for audit work performed in the preparation and review of the Company's annual financial statements and review of financial statements included in the Company's quarterly reports filed with the Securities and Exchange Commission in respect of fiscal 2003 were $64,500. respectively.

  Audit-Related Fees

  Audit related fees consisted principally of assistance in connection with the interpretation of comment letters we received from the SEC regarding the Company's annual statement for fiscal year 2002 and quarterly statements for March 31, 2003, June 30, 2003 and September 30, 2003. The aggregate fees billed by Albrecht, Viggiano, Zureck and Company, P.C. for such services for 2004 and 2003 were $5,900 and $3,675, respectively.

  Tax Fees

  Tax fees consisted principally of tax preparation of the 2003 and 2004 annual tax returns in addition to work performed with regard to the New York State tax audit for the fiscal years ended 2000-2002. The aggregate fees billed by Albrecht, Viggiano, Zureck and Company, P.C. for such services for 2004 and 2003 were $5,025 and $3,000, respectively.

  All Other Fees

  None.

  Pre-Approval Policy

  The Company pre-approved all the above described audit and non-audit services provided by Moore Stephens, P.C. and has pre-approved similar services to be rendered during fiscal 2005. The Audit Committee believes the rendering of these services is not incompatible with Moore Stephens, P.C. maintaining their independence.

                         REPORT OF THE AUDIT COMMITTEE

  The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such Report by specific reference.

  The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2004 with the Company's management and have discussed with Moore Stephens, P.C., the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, (Codification of Statements on Auditing Standards) as amended. In addition, we have received from Moore Stephens, the written disclosures and the letter required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), and we have discussed with Moore Stephens their independence.

  Based on these reviews and discussions, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on form 10-K for the year ended December 31, 2004.

                                                     The Audit Committee

                                                     Conrad Gunther
                                                     Alan H. Temple Jr.
                                                     Martin J. Teitelbaum
                                                     Bruce T. Swan

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

  Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company's 2006 Annual Meeting of Stockholders must be received at the Company's offices at 1860 Smithtown Avenue, Ronkonkoma, New York 11779, no later than May 10, 2006, for inclusion in the Company's proxy statement and form of proxy relating to such meeting. All proposals must comply with applicable SEC rules and regulations. If we do not receive notice of any manner to be considered for presentation at the Annual Meeting, management proxies may offer discretionary authority to vote on matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934.

  For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, Security and Exchange Commission rules permit proxies to be voted at the discretion of management if (a) we receive notice of the proposal before the close of business on July 25, 2006 and advise stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) we do not receive notice of the proposal prior to the close of business on July 25.

                                 OTHER MATTERS

  The Board is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgement in the interest of the Company.

  DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

  WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEBMER 31, 2004, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, CVD EQUIPMENT CORPORATION, 1860 SMITHTOWN AVENUE, RONKONKOMA, NEW YORK 11779. THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (631) 981-7081.

  WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

  By Order of the Board of Directors

                           CVD EQUIPMENT CORPORATION

                         Annual Meeting of Stockholders
                               September 13, 2005

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned stockholder of CVD Equipment Corporation ("Company") hereby constitutes and appoints Leonard A. Rosenbaum and Glen R. Charles, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders("Annual Meeting") to be held at the Company's headquarters located at 1860 Smithtown Avenue, Ronkonkoma, New York 11779 at 10:00 A.M., Eastern Daylight Savings Time, on September 13, 2005 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of Annual Meeting of Stockholders ("Notice"), with all the powers the undersigned would possess if present personally at said meeting, or at any postponement thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                Please Detach and Mail in the Envelope Provided
                           [X] Please mark your votes
                            as in this example using
                                 dark ink only.

  1. The election of the following five nominees to the board of directors to serve until the 2006 Annual Meeting of Stockholders: Leonard A. Rosenbaum, Martin J. Teitelbaum, Alan H. Temple Jr., Conrad J. Gunther and Bruce T. Swan.

            FOR [ ]                       WITHHOLD [ ]
            all nominees                  AUTHORITY
            listed at right               to vote for all
            (except as marked             nominees listed at right
            to the contrary above)

       INSTRUCTION: To withhold authority to vote for any individual nominee(s), draw a line through the name of the nominee(s) above.

  2. The approval of the selection of Moore Stephens, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2005.

          FOR                     AGAINST                 ABSTAIN
          [ ]                      [ ]                      [ ]

  3. In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as set out in the Notice and Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

  Please sign exactly as your name appears and return this proxy immediately in the enclosed stamped self-addressed envelope.

  Signature(s)  ____________________           Signature  _____________________
  Dated:  _________________

  NOTE: Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executives, administrators, trustees, etc. should state full title or capacity. Joint owners should each sign.